UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

November 14, 2016

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 14, 2016, EFR 2016-1, LLC, a subsidiary of Enova International, Inc. (“Enova”), entered into a Fourth Amendment (the “Fourth Amendment”) to amend the Indenture (the “Indenture”), which is part of Enova’s receivables securitization facility that was established on January 15, 2016, pursuant to various agreements with certain purchasers, Jefferies Funding LLC, as administrative agent, and Bankers Trust Company, as indenture trustee and securities intermediary. The Fourth Amendment adjusted the Investment Pool Cumulative Delinquency Trigger (as such term is defined in the Indenture), with an effective date of October 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: November 18, 2016	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel &
Secretary